UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 through December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

JPMorgan Funds

Specialty

Funds

JPMorgan U.S. Real Estate Fund

CONTENTS

President’s Letter	1
Fund Commentary:
JPMorgan U.S. Real Estate Fund	2
Schedule of Portfolio Investments	4
Financial Statements	5
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees	20
Officers	22
Schedule of Shareholder Expenses	24
Board Approval of Investment Advisory Agreement	25
Tax Letter	28

HIGHLIGHTS

•	Fed’s tightening cycle gained traction in the economy

•	Markets buoyed by falling oil prices, solid corporate profits and a robust mergers-and-acquisitions environment

•	Home sales stabilized toward year-end but were offset somewhat by amount of unsold homes

•	Consumer spending likely to moderate as job gains decrease

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 5, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan U.S. Real Estate Fund for the 12 months ended December 31, 2006. Inside, you’ll find information detailing the performance of the Fund, along with a report from the portfolio manager.

“We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation.”

An Economic Slowdown

The Federal Reserve’s (Fed) two-year campaign of raising short-term interest rates to slow the economy appears to have taken hold. When the Fed started raising rates in June 2004, the fed funds target rate was 1.00%, its lowest level in several decades. After 17 consecutive hikes, the fed funds rate was 5.25% at the end of June 2006. This, coupled with high oil prices and a cooling housing market, caused gross domestic product (GDP) growth to fall from 5.6% in the first quarter of 2006 to 2.6% in the second quarter and 2.0% in the third quarter.

Given mounting evidence of a weakening economy, the Fed then chose to hold interest rates steady at its meetings in August, September, October and December. Based on the economic slowdown, some market pundits now believe the Fed’s next move will be to lower rates. However, the Fed continues to keep a watchful eye on inflation and has not ruled out additional rate hikes in 2007. In the statement that was released in conjunction with its December meeting, the Fed stated, “The extent and timing of any additional firming that may be needed to address these [inflation] risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Stocks Rallied in Second Half of the Year

The broad stock market, as measured by the S&P 500 Index, returned 15.8% for the 12 months ended December 31, 2006. However, it was far from a steady ascent. In the first half of the year, the stock market languished due to uncertainty surrounding the Fed’s future actions, record high oil prices and signs that the housing market was cooling. Then, after the Fed’s interest rate pauses and falling oil prices lessened inflation fears, the stock market rallied. Also aiding the market were continued strong corporate profits and an active mergers-and-acquisitions environment. During the period, small-cap stocks outperformed their large-cap and mid-cap counterparts, with the Russell 2000, Russell 1000 and Russell Midcap Indexes returning 18.37%, 15.46% and 15.26%, respectively.

Outlook

We expect economic growth to remain subdued over the next few quarters, keeping the pressure off inflation. Although home sales appear to be stabilizing, inventories of unsold homes remain bloated. Consumer spending, which reaccelerated in recent months as products were put on “sale,” appears likely to moderate. We expect moderate equity gains in the U.S. and globally in 2007. There may be some jarring bumps in the road, as lofty investor expectations come face to face with the realities of a continued slowdown in growth. But 2007 is expected to be much like the prior year, with an improving inflation picture likely to give a green light to the markets again.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   1

JPMorgan U.S. Real Estate Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	April 23, 1997
Fiscal Year End	December 31
Net Assets as of 12/31/2006 (In Thousands)	$952,952
Primary Benchmark	Dow Jones Wilshire Real Estate Securities Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Real Estate Fund, which seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities, generated a 36.21% total return (Class A Shares, no sales charge) for the 12 months ended December 31, 2006, compared to 35.85% for the Dow Jones Wilshire Real Estate Securities Index for the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark as real estate stocks generated strong returns late in the period, capping a near-record performance year. The Fund benefited from a healthy U.S. economy, continued low interest rates and strong, broadly based investment demand for real estate assets. A key factor driving market and individual stock performance during 2006 was the active pace of real estate investment trust (REIT) privatization and merger-and-acquisition (M&A) announcements against a backdrop of escalating asset-level replacement cost and investment pricing. The M&A activity announced throughout the period included both public-to-public mergers as well as privatizations, totaling $79.9 billion for 18 transactions, compared with 2005 and 2004 transactions totaling $33.7 billion and $29.7 billion, respectively.

The Fund’s outperformance of its benchmark in the period was driven by stock selection and weightings among the office and multifamily companies, including investments in Equity Office Properties Trust, AvalonBay Communities Inc. and SL Green Realty Corp. These positive factors were partially eclipsed by investments in the lagging lodging and industrial sectors, which included Starwood Hotels & Resorts Worldwide Inc., Strategic Hotels & Resorts Inc. and AMB Property Corp.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s management team continues to emphasize high-conviction stock selection driven by rigorous cash flow modeling, extensive fieldwork and sensitivity analysis. In the last 12 months, we have found value in companies and property types with a more cyclical orientation associated with shorter lease terms — for example, multifamily and lodging and self-storage — in strong infill markets and locations that we believe have value-enhancement potential and a real inflation hedge over the longer term.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**

1.	Equity Office Properties Trust REIT	6.0%
2.	Simon Property Group, Inc. REIT	5.8
3.	Starwood Hotels & Resorts Worldwide, Inc.	5.8
4.	AvalonBay Communities, Inc. REIT	5.7
5.	Public Storage, Inc. REIT	5.2
6.	Corporate Office Properties Trust REIT	4.9
7.	Archstone-Smith Trust REIT	4.9
8.	Equity Residential REIT	4.6
9.	ProLogis REIT	4.4
10.	SL Green Realty Corp. REIT	4.2

PORTFOLIO COMPOSITION**

Common Stocks	97.9%
Investment Company	2.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Percentages indicated are based upon net assets as of December 31, 2006. The Fund’s composition is subject to change.

GEOGRAPHIC DIVERSIFICATION

	JPMorgan U.S. Real Estate Fund (a)	NCREIF (b)
East	41.4%	31.2%
Northeast	28.4	18.2
Mideast	13.0	13.0
West	35.2	35.6
Pacific	28.8	29.8
Mountain	6.4	5.8
South	15.1	22.1
Southeast	9.9	12.9
Southwest	5.2	9.2
Midwest	6.0	11.1
East North Central	4.8	8.7
West North Central	1.2	2.4
Non-U.S.	2.3	0.0

(a)	Percentages indicated are based upon total investments as of December 31, 2006. The Fund’s composition is subject to change.

(b)	The National Council of Real Estate Investment Fiduciaries.

2   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/23/97
Without Sales Charge		36.21%	23.74%	17.65%
With Sales Charge*		29.08	22.42	16.99
CLASS C SHARES	2/19/05
Without CDSC		35.54	23.51	17.53
With CDSC**		34.54	23.51	17.53
R CLASS SHARES	5/15/06	36.81	23.91	17.73
SELECT CLASS SHARES	1/19/05	36.51	23.86	17.71

*	Sales Charge for Class A Shares is 5.25%

**	Assumes a 1% CDSC (contingent deferred sales charge) for one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/23/97 TO 12/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 23, 1997.

Returns for the Select Class Shares prior to its inception are based on the performance of the Class A Shares.

Returns for the Class C Shares prior to its inception are calculated using the historical expenses of the Class A Shares. The actual returns of Class C would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for the R Class Shares prior to its inception are based on the performance of the Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Real Estate Fund, Dow Jones Wilshire Real Estate Securities Index and the NAREIT Equity Index from April 23, 1997 to December 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Dow Jones Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. The NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   3

JPMorgan U.S. Real Estate Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2006

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Common Stocks — 97.9%
	Health Care — 3.5%
912	Health Care Property Investors, Inc. REIT	33,561
	Hotels — 8.9%
877	Starwood Hotels & Resorts Worldwide, Inc.	54,831
1,368	Strategic Hotel & Resorts, Inc. REIT	29,815
		84,646
	Industrial — 7.3%
473	AMB Property Corp. REIT	27,740
688	ProLogis REIT	41,798
		69,538
	Multifamily — 27.2%
798	Archstone-Smith Trust REIT	46,446
418	AvalonBay Communities, Inc. REIT	54,361
326	BRE Properties, Inc. REIT	21,222
507	Camden Property Trust REIT	37,407
864	Equity Residential REIT	43,823
200	Essex Property Trust, Inc. REIT	25,824
657	Post Properties, Inc. REIT	30,007
		259,090
	Office — 25.6%
835	Brandywine Realty Trust REIT	27,750
932	Corporate Office Properties Trust REIT	47,028
1,483	Douglas Emmett, Inc. REIT	39,420
1,196	Equity Office Properties Trust REIT	57,626
632	Mack-Cali Realty Corp. REIT	32,227
299	SL Green Realty Corp. REIT	39,701
		243,752
	Regional Malls — 11.8%
434	Macerich Co. (The) REIT	37,606
541	Simon Property Group, Inc. REIT	54,838
402	Taubman Centers, Inc. REIT	20,441
		112,885
	Shopping Center — 5.5%
361	Federal Realty Investment Trust REIT	30,702
475	Weingarten Realty Investors REIT	21,921
		52,623
	Storage — 8.1%
1,493	Extra Space Storage, Inc. REIT	27,260
511	Public Storage, Inc. REIT	49,775
		77,035
	Total Common Stocks (Cost $674,419)	933,130
Short-Term Investment — 2.3%
	Investment Company — 2.3%
21,765	JPMorgan Prime Money Market Fund (b) (Cost $21,765)	21,765
	Total Investments — 100.2% (Cost $696,184)	954,895
	Liabilities in Excess of Other Assets — (0.2)%	(1,943)
	NET ASSETS — 100.0%	$952,952

Percentages indicated are based on net assets.

ABBREVIATIONS:

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

REIT—	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006

(Amount in thousands, except per share amounts)

U.S. Real Estate Fund
ASSETS:
Investments in non-affiliates, at value	$933,130
Investments in affiliates, at value	21,765
Total investment securities, at value	954,895
Receivables:
Fund shares sold	4,198
Interest and dividends	3,500
Total Assets	962,593

LIABILITIES:
Payables:
Investment securities purchased	8,103
Fund shares redeemed	597
Accrued liabilities:
Investment advisory fees	483
Administration fees	59
Shareholder servicing fees	167
Distribution fees	99
Custodian and accounting fees	13
Trustees’ and Officers’ fees	2
Other	118
Total Liabilities	9,641
Net Assets	$952,952

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2006 (continued)

(Amount in thousands, except per share amounts)

U.S. Real Estate Fund
NET ASSETS:
Paid in capital	$681,049
Accumulated undistributed (distributions in excess of) net investment income	(10)
Accumulated net realized gains (losses)	13,202
Net unrealized appreciation (depreciation)	258,711
Total Net Assets	$952,952

Net Assets:
Class A	$431,842
Class C	11,929
R Class	25,020
Select Class	484,161
Total	$952,952

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,093
Class C	530
R Class	1,105
Select Class	21,389

Net Asset Value:
Class A—Redemption price per share	$22.62
Class C—Offering price per share (a)	22.49
R Class—Offering and redemption price per share	22.65
Select Class—Offering and redemption price per share	22.64
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$23.87

Cost of investments	$696,184

(a)	Redemption price for Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

(Amounts in thousands)

U.S. Real Estate Fund
INVESTMENT INCOME:
Dividend income	$14,517
Dividend income from affiliates (a)	964
Foreign taxes withheld	(4)
Total investment income	15,477

EXPENSES:
Investment advisory fees	4,602
Administration fees	777
Distribution fees:
Class A	946
Class C	44
Shareholder servicing fees:
Class A	946
Class C	15
R Class	4
Select Class	938
Custodian and accounting fees	45
Interest expense	8
Professional fees	67
Trustees’ and Officers’ fees	3
Printing and mailing costs	119
Registration and filing fees	77
Transfer agent fees	231
Other	15
Total expenses	8,837
Less amounts waived	(719)
Less earnings credits	(2)
Net expenses	8,116
Net investment income (loss)	7,361
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	134,418
Change in net unrealized appreciation (depreciation) of investments	92,792
Net realized/unrealized gains (losses)	227,210
Change in net assets resulting from operations	$234,571

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Real Estate Fund
	Year Ended 12/31/2006	Year Ended 12/31/2005 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,361	$7,021
Net realized gain (loss)	134,418	29,679
Change in net unrealized appreciation (depreciation)	92,792	50,625
Change in net assets resulting from operations	234,571	87,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,209)	(3,585)
From net realized gains	(55,953)	(18,845)
Class C (b)
From net investment income	(25)	(6)
From net realized gains	(1,480)	(41)
R Class (c)
From net investment income	(105)	—
From net realized gains	(2,741)	—
Select Class (d)
From net investment income	(4,184)	(3,300)
From net realized gains	(61,701)	(15,402)
Total distributions to shareholders	(129,398)	(41,179)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	266,725	175,826

NET ASSETS:
Change in net assets	371,898	221,972
Beginning of period	581,054	359,082
End of period	$952,952	$581,054
Accumulated undistributed (distributions in excess of) net investment income	$(10)	$93

(a)	Upon reorganizing as a Fund of JPMorgan Funds, the Security Capital U.S. Real Estate Shares became the JPMorgan U.S. Real Estate Fund. Changes in net assets for periods prior to February 19, 2005 represent those of the Security Capital U.S. Real Estate Shares.
(b)	Commencement of offering of class of shares effective February 19, 2005.
(c)	Commencement of offering of class of shares effective May 15, 2006.
(d)	Commencement of offering of class of shares effective January 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

	U.S. Real Estate Fund
	Year Ended 12/31/2006	Year Ended 12/31/2005 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$141,186	$73,326
Dividends reinvested	53,394	18,585
Cost of shares redeemed	(128,892)	(160,343)
Change in net assets from Class A capital transactions	$65,688	$(68,432)

Class C (b)
Proceeds from shares issued	$9,696	$1,128
Dividends reinvested	1,369	44
Cost of shares redeemed	(430)	(119)
Change in net assets from Class C capital transactions	$10,635	$1,053

R Class (c)
Proceeds from shares issued	$23,139	$—
Dividends reinvested	2,846	—
Cost of shares redeemed	(806)	—
Change in net assets from R Class capital transactions	$25,179	$—

Select Class (d)
Proceeds from shares issued	$224,580	$275,520
Dividends reinvested	10,138	3,437
Cost of shares redeemed	(69,495)	(35,752)
Change in net assets from Select Class capital transactions	$165,223	$243,205

(a)	Upon reorganizing as a Fund of JPMorgan Funds, the Security Capital U.S. Real Estate Shares became the JPMorgan U.S. Real Estate Fund. Changes in net assets for periods prior to February 19, 2005 represent those of the Security Capital U.S. Real Estate Shares.
(b)	Commencement of offering of class of shares effective February 19, 2005.
(c)	Commencement of offering of class of shares effective May 15, 2006.
(d)	Commencement of offering of class of shares effective January 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Real Estate Fund
	Year Ended 12/31/2006	Year Ended 12/31/2005 (a)

SHARE TRANSACTIONS:
Class A
Issued	6,220	4,061
Reinvested	2,362	988
Redeemed	(5,664)	(9,025)
Change in Class A Shares	2,918	(3,976)

Class C (b)
Issued	432	60
Reinvested	61	2
Redeemed	(19)	(6)
Change in Class C Shares	474	56

R Class (c)
Issued	1,014	—
Reinvested	126	—
Redeemed	(35)	—
Change in R Class Shares	1,105	—

Select Class (d)
Issued	9,995	15,697
Reinvested	448	179
Redeemed	(3,090)	(1,840)
Change in Select Class Shares	7,353	14,036

(a)	Upon reorganizing as a Fund of JPMorgan Funds, the Security Capital U.S. Real Estate Shares became the JPMorgan U.S. Real Estate Fund. Changes in shares for periods prior to February 19, 2005 represent those of the Security Capital U.S. Real Estate Shares.
(b)	Commencement of offering of class of shares effective February 19, 2005.
(c)	Commencement of offering of class of shares effective May 15, 2006.
(d)	Commencement of offering of class of shares effective January 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains
Class A (d)
Year Ended December 31, 2006	$19.19	$0.19	(f)	$ 6.70	$6.89	$(0.19)	$(3.27)
Year Ended December 31, 2005	17.82	0.21	(f)	2.56	2.77	(0.22)	(1.18)
Year Ended December 31, 2004	14.46	0.28		4.96	5.24	(0.28)	(1.60)
Year Ended December 31, 2003	11.27	0.33		3.53	3.86	(0.33)	(0.34)
Year Ended December 31, 2002	12.16	0.40		(0.43)	(0.03)	(0.40)	(0.37)

Class C
Year Ended December 31, 2006	19.13	0.09	(f)	6.66	6.75	(0.12)	(3.27)
February 19, 2005 (e) through December 31, 2005	17.08	0.24	(f)	3.18	3.42	(0.19)	(1.18)

R Class
May 15, 2006 (e) through December 31, 2006	21.33	0.20	(f)	4.59	4.79	(0.20)	(3.27)

Select Class (d)
Year Ended December 31, 2006	19.20	0.25	(f)	6.71	6.96	(0.25)	(3.27)
January 19, 2005 (e) through December 31, 2005	17.04	0.31	(f)	3.29	3.60	(0.26)	(1.18)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Upon reorganizing as a Fund of JPMorgan Funds, the Security Capital U.S. Real Estate Shares became the JPMorgan U.S. Real Estate Fund. The financial highlights for periods prior to February 19, 2005, represent the Security Capital U.S. Real Estate Shares.
(e)	Commencement of offering of class of shares.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

				Ratios/Supplemental data
					Ratios to average net assets (a)
Return of capital	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$(3.46)	$22.62	36.21%	$431,842	1.18%	0.83%	1.27%	72%
—	(1.40)	19.19	15.77	310,460	1.21	1.20	1.30	27
—	(1.88)	17.82	36.83	359,082	1.31	1.74	1.31	49
—	(0.67)	14.46	35.01	298,358	1.18	2.59	1.18	67
(0.09)	(0.86)	11.27	(0.43)	205,210	1.21	3.41	1.21	75

—	(3.39)	22.49	35.54	11,929	1.68	0.38	1.77	72
—	(1.37)	19.13	20.27	1,063	1.68	1.47	1.79	27

—	(3.47)	22.65	22.71	25,020	0.73	1.35	0.82	72

—	(3.52)	22.64	36.57	484,161	0.93	1.09	1.02	72
—	(1.44)	19.20	21.40	269,531	0.93	1.78	1.04	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
U.S. Real Estate Fund	Class A, Class C, R Class and Select Class

R Class Shares commenced operations on May 15, 2006.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the R Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata

14   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

E.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F.  Dividends and Distribution to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(43)	$59	$(16)

The reclassifications for the Fund relate primarily to distributions received from investment in Real Estate Investment Trusts (“REITs”) and deferred compensation.

G.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3.  Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, Securities Capital Research & Management Incorporated (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a direct, wholly-owned subsidiary of JPMorgan Investment Advisors Inc., which is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.60%.

The Fund may invest in one or more money market funds advised by the Advisor’s affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2006 was approximately $36,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Funds Complex (excluding the funds of funds and money market funds) and 0.075% of the average daily net asset in excess of $25 billion of all such funds.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the Sub-administrator“). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from the redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended December 31, 2006, the Distributor retained the following amounts (in thousands):

Front end Sales Charge	CDSC
$478	$2

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R Class	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A., (“JPMCB”) provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R Class	Select Class
1.18%	1.68%	0.73%	0.93%

The contractual expense limitation agreements were in effect for the year ended December 31, 2006. The expense limitation percentages in the table above are in place until at least April 30, 2007.

For the year ended December 31, 2006, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Administration	Shareholder Servicing	Total
$249	$470	$719

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

16   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustee’s and Officers’ Fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended December 31, 2006, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$687,364	$540,473

During the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2006, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$697,117	$257,779	$1	$257,778

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Income Long-Term Capital Gains	Total Distributions Paid
$38,276	$91,122	$129,398

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$17,156	$24,023	$41,179

At December 31, 2006, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,171	$10,963	$257,778

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 (continued)

For the Fund, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

6. Borrowings

The Fund relies upon an exemptive order (”Order“) permitting the establishment and operation of an Interfund Lending Facility (”Facility“). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied by the Fund because it is an investment company in the same ”group of investment companies“ (as defined in Section 12 (d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Fund does not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of December 31, 2006. Average borrowings from the Facility for the year ended December 31, 2006, were as follows (amounts in thousands):

Average Borrowings	Number of Days Used	Interest Paid
$14,007	4	$8

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

8. Business Combinations

On September 8, 2004, the Board of Directors approved the Agreement and Plan of Reorganization (the “Reorganization”) of the Security Capital U.S. Real Estate Shares with and into the One Group Real Estate Fund, a registered fund that had not commenced operations. Shareholders of the Security Capital U.S. Real Estate Shares as of the record date, October 27, 2004, approved the Reorganization at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005. The merger was effective after the close of business on February 18, 2005. The One Group Real Estate Fund (the “Acquiring Fund” which was renamed JPMorgan U.S. Real Estate Fund as of February 19, 2005) acquired all of the assets and liabilities of the Security Capital U.S. Real Estate Shares. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Reorganization, shareholders of the Security Capital U.S. Real Estate Shares received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Security Capital U.S. Real Estate Shares as of the close of business on the date of the Reorganization.

18   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust II and Shareholders of
JPMorgan U.S. Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Real Estate Fund (a portfolio of JPMorgan Trust II, and hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for each of the two years in the period ended December 31, 2003 were audited by other independent auditors whose report dated February 13, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2007

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   19

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	131	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	131	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	131	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	131
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	131	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	131	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	131	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	131	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

20   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

Name (Year of Birth); Positions With the Fund	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	131	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	131	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	131	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	131	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	131
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (131 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   21

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

22   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 to 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 to 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
December 31, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2006, and continued to hold your shares at the end of the reporting period, December 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2006	Ending Account Value, December 31, 2006	Expenses Paid During Period July 1 to December 31, 2006*	Annualized Expense Ratio
U.S. Real Estate Fund
Class A
Actual	$1,000.00	$1,172.80	$6.46	1.18%
Hypothetical	$1,000.00	$1,019.26	$6.01	1.18%
Class C
Actual	$1,000.00	$1,169.60	$9.19	1.68%
Hypothetical	$1,000.00	$1,016.74	$8.54	1.68%
R Class
Actual	$1,000.00	$1,175.10	$4.00	0.73%
Hypothetical	$1,000.00	$1,021.53	$3.72	0.73%
Select Class
Actual	$1,000.00	$1,174.10	$5.10	0.93%
Hypothetical	$1,000.00	$1,020.52	$4.74	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (each an ”Advisory Agreement“). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (”JPMFM“) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, the benefits that had been derived by the Fund from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential ”fall-out“ or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (”JPMDS“) affiliates of the Advisor are expected to earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the U.S. Real Estate Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Fund. The Trustees indicated that the written evaluation had been was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the ”Universe Group“) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Fund’s performance is summarized below:

The Trustees noted the U.S. Real Estate Fund’s performance in the first, first and fourth quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as

26   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the U.S. Real Estate Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and total actual expenses were in the first quintile of its Universe Group.

DECEMBER 31, 2006        JPMORGAN SPECIALTY FUNDS   27

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2006. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2006. The information necessary to complete your income tax returns for the calendar year ending December 31, 2006 will be received under separate cover.

Dividends Received Deductions (DRD)

0.85% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Fund’s fiscal year ended December 31, 2006.

Long-Term Capital Gain Designation — 15%

The Fund hereby designates $91,122 (amount in thousands) as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2006.

28   JPMORGAN SPECIALTY FUNDS        DECEMBER 31, 2006

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2006.	AN-USRE-1206

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” Trustee of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2006 – $50,150
2005 – $48,272

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2006 – $9,775,000
2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2006 – $9,480
2005 – $14,400

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2006 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2006 – Not applicable

2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2006 – 100%

2005 – 100%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $21.6 million in 2006 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 9, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 9, 2007